Acquisitions and Dispositions - Schedule of Company's Supplemental Consolidated Pro Forma Total Revenues and Net Income (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Business Combinations [Abstract]
Pro forma total revenues	$ 28,631	$ 1,853	$ 42,995	$ 2,493
Pro forma net loss	$ (20,877)	$ (4,154)	$ (26,293)	$ (5,195)